SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule14a-12

                            THE ARMADA ADVANTAGE FUND
                (Name of Registrant as Specified in Its Charter)
                  ____________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration  Statement No.:
      3) Filing Party:
      4) Date Filed:

October 13, 2003


Dear Armada Advantage Fund Shareholder:

A special meeting of The Armada Advantage Fund, will be held on November 24, 2003. Enclosed with this letter is a proxy voting ballot, proxy statement and related information concerning this meeting. The purpose of this special meeting is to submit to shareholders of the Fund a proposal to approve a Plan of Liquidation (the "Plan"), where assets of each portfolio of the Fund (Armada Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund, Armada Advantage Bond Fund) will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders.

If the proposed Plan is approved, the Portfolio securities will be converted to cash or cash equivalents. As soon as possible after the liquidation, you will receive a liquidating distribution equal to your proportionate interest in the net assets of the Portfolio with the understanding that you will be paid in cash upon your returning the stock certificate. You will also receive information concerning the sources of the liquidating distribution. Please note that the proposed Plan is not a taxable event.

As described in the proxy statement, the Board of Trustees (the "Board") unanimously believes that the proposed Plan is in the best interest of Fund shareholders where the Board has determined that the Fund is not economically viable due to a decline in assets and high expense ratios.

I encourage you to vote in favor of the proposal, and ask that you please send your completed proxy ballot in by November __, 2003 to help save the cost of additional solicitations. If you have any additional questions, please call the Fund toll free at 1-800-622-FUND (3863) or visit the web site at WWW.ARMADAFUNDS.COM. As always, we know you have many investment options and we thank you for your confidence and support.

Sincerely,

/s/ Robert D. Neary
Robert D. Neary
Chairman

                            THE ARMADA ADVANTAGE FUND
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
                                 1-800-622-FUND

                       ARMADA ADVANTAGE EQUITY GROWTH FUND
                   ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
                      ARMADA ADVANTAGE MID CAP GROWTH FUND
                     ARMADA ADVANTAGE SMALL CAP GROWTH FUND
                           ARMADA ADVANTAGE BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 24, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund and Armada Advantage Bond Fund (the "Funds") of The Armada Advantage Fund (the "Trust") will be held at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 on Monday, November 24, 2003, commencing at 2:00 p.m., Eastern Standard Time for the following purposes:

     1. To approve a Plan of Liquidation, pursuant to which (i) the assets of each Fund will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) the Trust will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) the Trust will be terminated as a Massachusetts business trust under Massachusetts law.

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on October 15, 2003, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Only shareholders of record at the close of business on the Record Date are entitled to provide voting instructions with respect to their proportionate interest in the Funds. This notice and related proxy materials are first being mailed to shareholders on or about October 27, 2003.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXY CARDS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY CARD OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                              By Order of the Board of Trustees

                                              W. Bruce McConnel
                                              Secretary
                                              The Armada Advantage Fund
October 27, 2003

                            THE ARMADA ADVANTAGE FUND

                       ARMADA ADVANTAGE EQUITY GROWTH FUND
                   ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
                      ARMADA ADVANTAGE MID CAP GROWTH FUND
                     ARMADA ADVANTAGE SMALL CAP GROWTH FUND
                           ARMADA ADVANTAGE BOND FUND

 ______________________________________________________________________________
                                   PRELIMINARY
                                 PROXY STATEMENT
 ______________________________________________________________________________


This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of The Armada Advantage Fund (the "Trust"), a Massachusetts business trust currently offering shares of beneficial interest in the Armada Advantage Equity Growth Fund ("Equity Growth Fund"), Armada Advantage International Equity Fund ("International Equity Fund"), Armada Advantage Mid Cap Growth Fund ("Mid Cap Growth Fund"), Armada Advantage Small Cap Growth Fund ("Small Cap Growth Fund") and Armada Advantage Bond Fund ("Bond Fund") (each a "Fund", and collectively the "Funds"), for use at the Special Meeting of Shareholders of the Trust ("Special Meeting") to be held on Monday, November 24, 2003 at 2:00 p.m. Eastern Standard Time at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and any adjournment thereof. It is anticipated that the approximate mailing date of this proxy statement and the accompanying proxy card will be October 27, 2003.

Shares of the Funds are held by certain insurance company separate accounts ("Separate Accounts") that fund variable annuity and variable life insurance contracts. Shares of the Funds may also be held by certain qualified pension and retirement plans (together with the Separate Accounts, "Participating Entities"). The Participating Entities are being asked to approve the Plan of Liquidation and transactions contemplated thereunder as discussed in this Proxy Statement (the "Proposal"). If you are a contract owner of an annuity or life insurance contract funded by a Separate Account, you have received this Proxy Statement because shares of one or more of the Funds have been purchased at your direction by your insurance company through Separate Accounts. You are being asked by your insurance company on behalf of the Separate Accounts for instructions as to how to vote the shares of the Funds that are attributable to your contract. Your insurance company will vote all of its shares in the same proportion as the voting instructions actually received from its contract owners. If no instruction is given on a signed and returned proxy card, it will be voted "FOR" the Proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Special Meeting. Proxy cards may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Special Meeting and voting in person.

OUTSTANDING SHARES

Shareholders of record of the Funds on October 15, 2003 (the "Record Date") are entitled to notice of, and to vote on, the Proposal at the Special Meeting and any adjournment thereof. At the close of business on the Record Date, there were ______________ shares of the Trust outstanding, comprised of the following:

                                                              SHARES OUTSTANDING
                                                              ------------------
Equity Growth Fund...................................................
International Equity Fund............................................
Mid Cap Growth Fund..................................................
Small Cap Growth Fund................................................
Bond Fund............................................................

BENEFICIAL OWNERSHIP

As of the Record Date, no persons other than the persons identified in the table below owned beneficially 5% or more of the outstanding shares of a Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed to be a "control person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

[INSERT 5% INFORMATION]

To the knowledge of the Trust, as of the Record Date, no Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

QUORUM AND VOTING INFORMATION

A majority of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present at the Special Meeting to constitute a quorum. If a quorum is not present or represented at the Special Meeting with respect to a Fund, the holders of a majority of the outstanding shares present in person or by proxy shall have the power to adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Special Meeting.

The affirmative vote of a majority of the outstanding shares of each Fund present in person or by proxy is required for the approval of the Proposal with respect to each Fund. A majority means more than 50% of the outstanding shares on the Record Date. Abstentions will be counted as present at the Special Meeting for purposes of determining a quorum and will have the effect of a "NO" vote on the Proposal.

In the event that a quorum is present, but sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the outstanding shares present in person or by proxy at the session of the Special Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposal.

The shares of the Funds will be counted using dollar-based voting. This means that shareholders are entitled to one vote for each dollar of net asset value invested and a proportionate fractional vote for any fraction of one dollar of net asset value invested.

In the event that some but not all of the Funds vote to approve the Plan of Liquidation (the "Plan"), those Funds approving the Plan will be liquidated in accordance with the Plan. The Board of Trustees will determine what further course of action will be taken with respect to any Fund that does not vote to approve the Plan [including the possibility of reorganization].

RECOMMENDATION OF BOARD OF TRUSTEES

The Board of Trustees unanimously recommends that shareholders vote "FOR" the Proposal.

                                    PROPOSAL

                       APPROVAL OF THE PLAN OF LIQUIDATION

On February 28, 2003, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined by the 1940 Act, approved the Plan in the form attached to this Proxy Statement as Exhibit
A. The Plan provides for the liquidation of each Fund's assets, the distribution to shareholders of the cash proceeds of the liquidation, after paying or providing for all debts and liabilities of each Fund and the Trust, and the termination of the Trust, in accordance with the provisions of Massachusetts law and the Trust's Declaration of Trust. Following the liquidation of the Funds, the Trust intends to file an application with the Securities and Exchange Commission to deregister as an investment company under the 1940 Act.

REASONS FOR THE PLAN

The Trust was organized as a Massachusetts business trust on May 18, 1993 and was established for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies. Shares of the Trust are also available for purchase by certain qualified pension and retirement plans.

The following table sets forth the date each Fund commenced operations:

                                                   COMMENCEMENT OF
FUND                                                 OPERATIONS
-----------------------------------------------------------------------
Equity Growth Fund                                     9/13/99
International Equity Fund                              9/23/93
Mid Cap Growth Fund                                    9/23/93
Small Cap Growth Fund                                  9/23/93
Bond Fund                                              9/23/93

The liquidation of the Funds has been proposed because the Board of Trustees has determined that the Funds are not economically viable, and that it would be in the best interests of shareholders to liquidate and dissolve the Funds.

At a meeting of the Board of Trustees of the Trust held on February 28, 2003, National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), recommended that the Board approve the Plan. The Board considered, among other things, the limited prospects for growth of the Funds' assets since two insurance companies that offered the Funds to their contract owners were no longer making the Funds available to new contract owners. The Board also considered the declining asset sizes of the Funds as shown by the table below:

                                            Assets as of
                                         December 31, 2000    Assets as of December    Assets as of December
Fund                                          (000s)             31, 2001 (000s)          31, 2002 (000s)
----                                     -----------------    ---------------------    ---------------------
Equity Growth Fund                            $5,970                 $5,570                   $4,083
International Equity Fund                     $16,253                $11,404                  $8,262
Mid Cap Growth Fund                           $17,882                $11,944                  $6,487
Small Cap Growth Fund                         $12,264                $9,650                   $4,903
Bond Fund                                     $6,438                 $5,683                   $4,540

Further, the Board considered that one of the effects of the small and declining asset sizes of the Funds was the increasing expense ratios (before fee waivers) as shown in the table below:

                                         Expenses for Year     Expenses for Year        Expenses for Year
                                        Ended December 31,     Ended December 31,      Ended December 31,
Fund                                           2000                   2001                    2002
----                                     -----------------    ---------------------    ---------------------
Equity Growth Fund                             1.67%                 1.69%                   2.05%
International Equity Fund                      2.56%                 2.78%                   2.72%
Mid Cap Growth Fund                            1.61%                 1.85%                   2.08%
Small Cap Growth Fund                          1.67%                 1.87%                   2.15%
Bond Fund                                      1.71%                 1.72%                   2.00%

The Board considered that the Adviser was voluntarily waiving all or a portion of its advisory fees for the Equity Growth Fund, International Equity Fund and Mid Cap Growth Fund in order to maintain competitive expense ratios and improve Fund performance. The Board recognized that, given the limited prospects for sales growth, it was unlikely that the Funds' assets would increase to a more economically viable level. Given the Funds' small asset sizes and high expenses, the Board concluded that it would be unlikely for the Funds to be able to realize acceptable performance levels. The Board also considered that it was expected that the participating insurance companies would make appropriate alternative investment options available to their contract owners so that their investment programs would not be disrupted. After careful consideration of these and other relevant factors, the Board concluded that approval of the Plan was in the best interests of shareholders and directed that the Plan be submitted to the shareholders of each Fund for approval.

SUMMARY OF THE PLAN

If the Proposal is approved by each Fund's shareholders, the following will occur pursuant to the Plan: 1) provisions will be made for the liabilities of each Fund and the Trust; 2) the assets of each Fund will be liquidated and distributed to the shareholders; and 3) the Trust will be terminated. A description of certain material provisions of the Plan is set forth below. The description is qualified in its entirety by reference to the Plan, attached as Exhibit A.

EFFECTIVE DATE OF THE PLAN

The "Effective Date" is the date of approval of the Plan by the shareholders of each Fund.

LIQUIDATION OF ASSETS AND CESSATION OF BUSINESS

After the Effective Date, each Fund shall cease its business as an investment company and shall only engage in activities relating to the winding up of each Fund's respective business and affairs. As soon as practicable after the Effective Date, each Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities incurred or expected to be incurred prior to the date of the liquidating distribution.

LIQUIDATING DISTRIBUTION

As soon as possible after the Effective Date (and in any event within 14 days thereafter), the Trust shall mail to each shareholder of record on the Effective Date who has not previously redeemed the shareholder's shares and does not hold stock certificates, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund. For shareholders of record on the Effective Date holding stock certificates, a confirmation showing the shareholder's proportionate interest in the net assets of the Fund will be sent to the shareholder and payment will be made upon return of the stock certificate. It is anticipated that if shareholders of the Funds approve the Plan, the liquidation would occur on or about December 4, 2003.

EXPENSES

The Adviser shall bear all expenses incurred by each Fund in carrying out the Plan, including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses related to any reports to shareholders and the Special Meeting. The aggregate cost borne by the Adviser is expected to be $_______.

AMENDMENT OF PLAN

The Board of Trustees has the authority to authorize variations or amendments to the provisions of the Plan as may be necessary to effect the liquidation of the Funds and termination of the Trust in accordance with Massachusetts law and the Plan.

FEDERAL INCOME TAX CONSEQUENCES

Because shares of the Funds are held by Participating Entities, the income and gains realized under the proposed liquidation are not subject to federal income taxation.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

The Adviser, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the investment adviser to the Funds. The Adviser is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation, a publicly-held bank holding company.

The Trust has entered into a Co-Administration and Accounting Services Agreement with PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and National City Bank ("NCB"), 1900 East Ninth Street, Cleveland, Ohio 44114
("NCB"), pursuant to which PFPC Inc. and NCB have agreed to serve as Co-Administrators to the Trust. Prior to June 1, 2003, SEI Investments Global
Funds Services served as the administrator to the Trust pursuant to an Administration Agreement.

Shares of the Funds are sold on a continuous basis by the Trust's distributor, Professional Funds Distributor, LLC (the "Distributor"). The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees does not know of any other business to come before the Special Meeting other than that set forth in this Proxy Statement. If other business is properly brought before the Special Meeting or any adjournment thereof, all proxies will be voted in accordance with the best judgment of the persons voting such proxies as to such business.

FINANCIAL STATEMENTS

You can obtain a copy of the Trust's Annual Reports dated December 31, 2002 and Semi-Annual Reports dated June 30, 2003 without charge, by writing to the Trust c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 or by calling 1-800-622-FUND (3863).

SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders. In the event that the Funds and the Trust are not liquidated and terminated, a meeting of shareholders will be called by the Board of Trustees upon the written request of shareholders owning at least twenty percent (20%) of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trust should send such proposal to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                                                       EXHIBIT A
                                                                       ---------
                            THE ARMADA ADVANTAGE FUND

                               PLAN OF LIQUIDATION


This Plan of Liquidation ("Plan") concerns the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund and Armada Advantage Bond Fund (each, a "Portfolio"), each a series of The Armada Advantage Fund (the "Fund"), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Fund is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Portfolios in conformity with all provisions of Massachusetts law and the Fund's Declaration of Trust.

WHEREAS, the Fund's Board of Trustees, on behalf of each Portfolio, has determined that it is in the best interests of each Portfolio and its shareholders to liquidate and terminate such Portfolio; and

WHEREAS, at a meeting of the Board of Trustees on February 28, 2003, the Board considered and adopted this Plan as the method of liquidating and terminating each Portfolio and directed that this Plan be submitted to shareholders of each Portfolio for approval;

NOW THEREFORE, the liquidation and termination of each Portfolio shall be carried out in the manner hereinafter set forth:

                         1.EFFECTIVE DATE OF PLAN. The Plan shall be and become effective with respect to a Portfolio only upon the adoption and approval of the Plan, at a special meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of such Portfolio entitled to vote. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

                         2.LIQUIDATION AND TERMINATION. Upon approval of the Plan with respect to a Portfolio, as promptly as practicable, consistent with the provisions of the Plan, such Portfolio shall be liquidated and terminated in accordance with the laws of the Commonwealth of Massachusetts and the Fund's Declaration of Trust.

                         3.CESSATION OF BUSINESS. After the Effective Date of the Plan with respect to a Portfolio, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders of the Portfolio in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

                         4.RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of a Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date with respect to a Portfolio, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of stock certificates.

                         5.LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date with respect to a Portfolio, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

                         6.PAYMENT OF DEBTS. As soon as practicable after the Effective Date with respect to a Portfolio, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.

                         7.LIQUIDATING  DISTRIBUTION.  As soon as possible after
       the Effective Date of the Plan with respect to a Portfolio, and in any event within 14 days thereafter, the Portfolio shall mail the following to each shareholder of record on the Effective Date: (1) to each shareholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio; (2) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

                         8.MANAGEMENT AND EXPENSES OF A PORTFOLIO SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. National City Investment Management Company shall bear all expenses incurred by each Portfolio in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to a Portfolio subsequent to the mailing of the liquidating distribution will be borne by National City Investment Management Company.

                         9.POWER OF BOARD OF TRUSTEES. The Board, and subject to the trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

                         10.AMENDMENT   OF  PLAN.   The  Board  shall  have  the
       authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of the existence of each Portfolio, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.

THE ARMADA ADVANTAGE FUND
For the Board of Trustees


By:  ______________________
     Name:
     Title:


Accepted:

NATIONAL CITY INVESTMENT MANAGEMENT COMPANY
On Behalf Of
ARMADA ADVANTAGE EQUITY GROWTH FUND
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
ARMADA ADVANTAGE MID CAP GROWTH FUND
ARMADA ADVANTAGE SMALL CAP GROWTH FUND
ARMADA ADVANTAGE BOND FUND


By:  ______________________
     Name:
     Title:

PROXY CARD                                                            PROXY CARD

                            THE ARMADA ADVANTAGE FUND
                       ARMADA ADVANTAGE EQUITY GROWTH FUND

               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 2003

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ARMADA ADVANTAGE FUND (THE "TRUST") FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2003.

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, on November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. THE PROXIES WILL VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted "FOR" the Proposal.

Please indicate your vote by marking the appropriate box.          Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

         APPROVAL OF THE PLAN OF LIQUIDATION, PURSUANT TO WHICH (I) THE ASSETS OF YOUR FUND WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND THE REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS, (II) THE TRUST WILL BE DEREGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND (III) THE TRUST WILL BE TERMINATED AS A MASSACHUSETTS BUSINESS TRUST UNDER MASSACHUSETTS LAW.

         [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

                                    IMPORTANT

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
                   PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                                     _______________________________________
                                     Signature

                                     _______________________________________
                                     Signature (if held jointly)

                                     Date:__________________________ , 2003

PROXY CARD                                                            PROXY CARD

                            THE ARMADA ADVANTAGE FUND
                   ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND

               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 2003

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ARMADA ADVANTAGE FUND (THE "TRUST") FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2003.

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, on November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. THE PROXIES WILL VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted "FOR" the Proposal.

Please indicate your vote by marking the appropriate box.          Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

         APPROVAL OF THE PLAN OF LIQUIDATION, PURSUANT TO WHICH (I) THE ASSETS OF YOUR FUND WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND THE REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS, (II) THE TRUST WILL BE DEREGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND (III) THE TRUST WILL BE TERMINATED AS A MASSACHUSETTS BUSINESS TRUST UNDER MASSACHUSETTS LAW.

         [  ] FOR                  [  ] AGAINST                 [  ] ABSTAIN

                                    IMPORTANT

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
                   PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature (if held jointly)

                                         Date:__________________________ , 2003

PROXY CARD                                                            PROXY CARD

                            THE ARMADA ADVANTAGE FUND
                      ARMADA ADVANTAGE MID CAP GROWTH FUND

               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 2003

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ARMADA ADVANTAGE FUND (THE "TRUST") FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2003.

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, on November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. THE PROXIES WILL VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted "FOR" the Proposal.

Please indicate your vote by marking the appropriate box.          Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

         APPROVAL OF THE PLAN OF LIQUIDATION, PURSUANT TO WHICH (I) THE ASSETS OF YOUR FUND WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND THE REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS, (II) THE TRUST WILL BE DEREGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND (III) THE TRUST WILL BE TERMINATED AS A MASSACHUSETTS BUSINESS TRUST UNDER MASSACHUSETTS LAW.

         [  ] FOR                  [  ] AGAINST                 [  ] ABSTAIN

                                    IMPORTANT

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
                   PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                                      _______________________________________
                                      Signature

                                      _______________________________________
                                      Signature (if held jointly)

                                      Date:__________________________ , 2003

PROXY CARD                                                            PROXY CARD

                            THE ARMADA ADVANTAGE FUND
                     ARMADA ADVANTAGE SMALL CAP GROWTH FUND

               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 2003

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ARMADA ADVANTAGE FUND (THE "TRUST") FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2003.

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, on November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. THE PROXIES WILL VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted "FOR" the Proposal.

Please indicate your vote by marking the appropriate box.          Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

         APPROVAL OF THE PLAN OF LIQUIDATION, PURSUANT TO WHICH (I) THE ASSETS OF YOUR FUND WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND THE REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS, (II) THE TRUST WILL BE DEREGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND (III) THE TRUST WILL BE TERMINATED AS A MASSACHUSETTS BUSINESS TRUST UNDER MASSACHUSETTS LAW.

         [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

                                    IMPORTANT

  IN ORDER TO AVOID THE ADDITIONAL EXPENSES OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
                   PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Signature (if held jointly)

                                        Date:__________________________ , 2003

PROXY CARD                                                            PROXY CARD

                            THE ARMADA ADVANTAGE FUND
                           ARMADA ADVANTAGE BOND FUND

               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 2003

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ARMADA ADVANTAGE FUND (THE "TRUST") FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2003.

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 2:00 p.m., Eastern Standard Time, on November 24, 2003 at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. THE PROXIES WILL VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted "FOR" the Proposal.

Please indicate your vote by marking the appropriate box.          Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

         APPROVAL OF THE PLAN OF LIQUIDATION, PURSUANT TO WHICH (I) THE ASSETS OF YOUR FUND WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND THE REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS, (II) THE TRUST WILL BE DEREGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND (III) THE TRUST WILL BE TERMINATED AS A MASSACHUSETTS BUSINESS TRUST UNDER MASSACHUSETTS LAW.

         [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

                                    IMPORTANT

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
                   PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Signature (if held jointly)

                                        Date:__________________________ , 2003